Offerings - Offering: 1	Aug. 01, 2025 USD ($)
Offering:
Fee Previously Paid	false
Rule 0-11	true
Transaction Valuation	$ 534,182,172
Fee Rate	0.01531%
Amount of Registration Fee	$ 81,783.29
Offering Note

(1)
Calculated as the aggregate maximum purchase price for shares of beneficial interest, based upon the net asset value per share as of June 30, 2025, of $25.22. This amount is based upon the offer to purchase up to 21,180,895 common shares of beneficial interest, par value $0.01 per share, of HPS Corporate Lending Fund.